K&L GATES LLP 1 PARK PLAZA TWELFTH FLOOR IRVINE, CA 92614 T +1 949 253 0900 F +1 949 253 0902 klgates.com

April 3, 2014

VIA EDGAR AND OVERNIGHT DELIVERY

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, D.C. 20549

Attn:	Jeffrey P. Riedler, Assistant Director

	Re:	Amphastar Pharmaceuticals, Inc.
Confidential Draft Registration Statement on Form S-1; Submission No. 3
Originally Submitted February 7, 2014
CIK No. 0001297184

Ladies and Gentlemen,

Amphastar Pharmaceuticals, Inc. (the “Company”) hereby provides the following information in response to the comments received from the staff (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) in its letter to the Company dated February 18, 2014 (the “Comment Letter”). The Company’s responses are preceded by a reproduction of the corresponding Staff comments in italics as set forth in the Comment Letter.

In addition, we are concurrently sending to the Staff three marked copies of Confidential Submission No. 3 (“Submission No. 3”) of the Registration Statement on Form S-1 (the “Registration Statement”) as confidentially submitted to the Commission, marked against Confidential Submission No. 2 of the Registration Statement as confidentially submitted to the Commission on February 7, 2014. If the Staff would like additional hard copies, please so advise and we would be happy to provide additional copies. All page number references contained in the Company’s responses below correspond to the page numbers in the Submission No. 3.

13. Subsequent Events (unaudited), page F-54

1.              You disclose in Manufacturing and Facilities on page 105 that on December 23, 2013, Amphastar entered into a non-binding letter of understanding with Merck Sharpe & Dohme, or Merck, to acquire Merck’s API manufacturing business. Please provide financial statements and pro forma information pursuant to Rule 3-05 and Article 11 of Regulation S-X or tell us why no additional disclosure is required. In addition, please update your disclosure in the notes to the financial statements.

Company Response: The Company does not believe that, based on the proposed financial terms of the acquisition, any of the conditions specified in Rule 1-02(w), Rule 3-05 or Article 11 of Regulation S-X requiring the filing of financial statements of a business acquired or to be acquired exist, or will exist upon its expected completion, with respect to the proposed acquisition of Merck Sharpe & Dohme’s API manufacturing business described in the Registration Statement.  Accordingly, separate financial statements of the business to be acquired are not included in this filing and pro forma information is likewise not included in Submission No. 3 and are not expected to be included in future filings of the Registration Statement.

2.              Please remove reference to the term “unaudited”. Refer to ASC 855-10-S99-2.

Company Response:  In response to the Staff’s comment, the Company has revised the disclosure on page F-46 of the Registration Statement accordingly.

Please acknowledge receipt of this letter by stamping the enclosed copy and returning it in the enclosed stamped and self-addressed envelope. If you have any questions or comments concerning these responses, please do not hesitate to call me at (949) 623-3574 or email me at david.allen@klgates.com.

Sincerely,

/s/ David B. Allen

K&L Gates LLP

David B. Allen

cc:	Jason Shandell, Amphastar Pharmaceuticals, Inc.
Michael Hedge, K&L Gates LLP
Donna M. Petkanics, Wilson, Sonsini, Goodrich R Rosati, P.C.